John Hancock Funds II
Supplement dated March 17, 2020 to the current prospectus (the prospectus), as may be supplemented

Income Allocation Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current prospectus.

At an in-person meeting held on March 16-17, 2020, the Trust’s Board of Trustees (the Board) approved changes to the fund’s name, principal investment strategies, advisory fee schedule, Class A sales charge schedule and Rule 12b-1 fees for Class A shares. These changes will take effect on or about the close of business on May 18, 2020 with the exception of the name change which will take effect on or about the close of business on April 17, 2020 (collectively, the Effective Dates).

In connection with the Board actions described above, the prospectus is hereby amended as of the Effective Dates as follows:

1.	The fund’s name is changed to Multi-Asset High Income Fund, and all references to Income Allocation Fund are changed to reflect the fund’s new name.

2.	The “Portfolio turnover” section of the prospectus is revised and restated in its entirety as follows:

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

3.	The “Principal investment strategies” portion of the “Fund summary” section and the “Principal Investment Strategies” portion of the “Fund details” section of the prospectus are revised and restated in their entirety as follows:

The fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities. The fund invests in debt and equity securities, as well as derivative instruments, in the U.S. and developed and emerging markets throughout the world. There is no limit on the number of countries in which the fund may invest, and the fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the manager attempts to capture these opportunities and has wide latitude to allocate the fund’s assets among strategies and asset classes. The manager buys and sells securities and investments for the fund based on the manager’s views of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.

As the fund may invest in a broad range of income-producing securities, the fund may invest up to 100% of its assets in fixed-income securities and may invest up to 70% of its assets in equity securities.

The fund may invest in individual fixed-income securities to an unlimited extent. The fund may invest in a portfolio of fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. The fund may also invest significantly in below-investment-grade bonds (e.g., high yield bonds, junk bonds, or arbitrage and distressed securities), below-investment-grade bank loans, foreign currency denominated bonds and bonds of emerging market issuers. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. The fund’s investment in foreign currency-denominated bonds may be on a currency hedged or unhedged basis. Below-investment-grade bonds (also known as junk bonds) acquired by the fund directly or through investing in exchange-traded funds (ETFs) and other underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services (S&P) or Ba or lower by Moody’s Investors Service, Inc. (Moody’s)) or will be determined by the management team to be of similar quality. Split-rated bonds will be considered to have the higher credit rating. The fund’s investment policies are based on credit ratings at the time of purchase. The average portfolio duration of the fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

The fund may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock. The fund generally intends to invest in dividend paying stocks. From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in securities of both U.S. or foreign issuers without limit, which can be U.S. dollar-based or foreign currency-based and may be currency hedged or unhedged. The fund may invest in securities of companies of any market capitalization.

The fund also may invest extensively in derivative instruments such as futures, options, and swaps, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related hedging purposes. Derivatives may be used to hedge against losses from movements in stock, currency exchange rates or interest rates. Derivatives may be used for non-hedging purposes in order to invest indirectly in securities or financial markets, for duration management, to gain exposure to foreign currencies, for efficient portfolio management, or to generate additional income for the fund. The fund may also invest in structured notes that provide exposure to derivative instruments. The fund also may invest in restricted or illiquid securities.

The fund writes options on a portion of the value of the fund’s portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. market conditions and other factors. The fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its portfolio. As the seller of call options, the fund receives cash (the premium) from purchasers of the options. The purchaser of a call option has the right to receive from the option seller any appreciation in value over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in value, or exercise price, during the term of the option in exchange for the premium. The manager also may cause the fund to sell put options if the manager considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure. The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange-traded and over-the-counter transactions.

The fund may invest in other investment companies, including ETFs and closed-end funds. In addition, the fund may invest directly in, or indirectly through exchange-traded notes (ETNs) and investment companies, including ETFs, that focus their investment strategies on alternative or non-traditional asset categories such as commodities, market neutral (long/short) strategies, global real estate, natural resources, TIPS (Treasury Inflation-Protected Securities), foreign currency trading strategies, managed futures, arbitrage strategies, and tactical investment strategies.

The fund may trade securities actively, which could result in a higher-than-average portfolio turnover rate and increase their transaction costs (thus lowering performance).

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities, for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

4.	The “Principal risks” of the “Fund summary” section and the “Principal risks of investing” of the “Fund details” section of the prospectus are revised to remove “Asset allocation risk,” “Fund of funds risk,” and “Non-diversified risk.”

5.	In connection with the fund’s revised principal investment strategies, the fund’s custom blended benchmark will change from 70% Bloomberg Barclays U.S. Aggregate Bond Index/ 30% MSCI World Index to 20% MSCI USA High Dividend Yield Index/ 10% MSCI World ex-USA High Dividend Yield Index/ 25% Bloomberg Barclays US Aggregate Credit - Corporate Investment Grade Index/ 45% Bloomberg Barclays Global High Yield (USD Hedged) Index to better show how the fund’s performance compares against the returns of similar investments.

6.	John F. Addeo, CFA, Geoffrey Kelley, CFA and Caryn E. Rothman, CFA will be added as portfolio managers of the fund and, together with Nathan Thooft, CFA and Christopher Walsh, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following will supplement and restate in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

John F. Addeo, CFA	Geoffrey Kelley, CFA	Caryn E. Rothman, CFA
Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager Managed the fund since 2020	Managing Director and Portfolio Manager Managed the fund since 2020	Managing Director and Portfolio Manager Managed the fund since 2020

Nathan Thooft, CFA	Christopher Walsh, CFA
Senior Managing Director, Senior Portfolio Manager and Global Head of Asset Allocation Managed the fund since 2014	Managing Director and Portfolio Manager Managed the fund since 2018

7.	In addition, the advisory fee schedules for the fund, as shown in the “Who’s Who” section under “Management fees” are revised and restated as follows:

Advisory fee on assets invested in a fund of JHF II and JHF III

Aggregate net assets of the fund (%)
First $5 billion	0.200
Excess over $5 billion	0.175

Advisory fee on other assets

Aggregate net assets of the fund (%)
First $1.5 billion	0.420
Excess over $1.5 billion*	0.410

* The fee schedule above will become effective on May 18, 2020.

8.	The following information relating to Mr. Addeo, Mr. Kelley and Ms. Rothman will be added under the heading “Who’s Who - Subadvisor” in the “Fund details” section:

John F. Addeo, CFA

• Global Fixed Income CIO, Senior Managing Director and Senior Portfolio Manager
• Portfolio Manager of the fund since 2020
• Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group, MFS Investment Management (1998–2012)
• Began business career in 1984

Geoffrey Kelley, CFA

• Managing Director and Portfolio Manager
• Portfolio Manager of the fund since 2020
• Joined Manulife IM (US) in 2018
• Began business career in 1995

Caryn E. Rothman, CFA

• Managing Director and Portfolio Manager
• Portfolio Manager of the fund since 2020
• Sector Lead for Consumer and Healthcare, Senior Research Analyst Manulife IM (US)
• Began business career in 1996

9.	The Class A Sales Charge table for the fund under the section “How sales charges for Class A and Class C shares are calculated” is also revised and restated as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Less than 50,000	4.50	4.17
50,000–99,999	3.50	3.63
100,000–249,999	3.00	2.56
250,000 and over	See below	2.04

* Offering price is the net asset value per share plus any initial sales charge.

10.	The distribution and service (Rule 12b-1) fees payable by the fund’s Class A shares will be reduced from 0.30% to 0.25%. Accordingly, all references to the Rule 12b-1 fees payable by the fund’s Class A shares are will be amended to state 0.25%.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated March 17, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

Income Allocation Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current SAI.

At an in-person meeting held on March 16-17, 2020, the Trust’s Board of Trustees (the Board) approved changes to the fund’s name, Class A sales charge schedule and Rule 12b-1 fees for Class A shares. These changes will take effect on or about the close of business on May 18, 2020 with the exception of the name change which will take effect on or about the close of business on April 17, 2020 (collectively, the Effective Dates).

In connection with the Board actions described above, the prospectus is hereby amended as of the Effective Dates as follows:

1.	The fund’s name is changed to Multi-Asset High Income Fund, and all references to Income Allocation Fund are changed to reflect the fund’s new name.

2.	John F. Addeo, CFA, Geoffrey Kelley, CFA and Caryn E. Rothman, CFA will be added as portfolio managers of the fund and, together with Nathan Thooft, CFA and Christopher Walsh, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

3.	The Class A Sales Charge information under the section “Sales Compensation” is revised to reflect the following information with respect to the fund:

Your investment ($)	As a % of offering price	As a % of your investment
Less than 50,000	4.50	4.17
50,000–99,999	3.50	3.63
100,000–249,999	3.00	2.56
250,000 and over	See below	2.04

4.	The Class A distribution and service (Rule 12b-1) fees information under the section “Distribution Plans” is revised to reflect a reduction from 0.30% to 0.25% with respect to the fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.